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                                                               EXHIBIT 10.50

                              SECOND AMENDMENT TO LEASE


     This Second Amendment to Lease is entered into effective as of 4 March, 1999, by and between the Board of Levee Commissioners for the Yazoo-Mississippi Delta ("Lessor") and BL Development Corp., a Minnesota corporation ("Lessee").

                                 W I T N E S S E T H:

     WHEREAS, Lessor and Lessee entered into that certain Port Facility Lease Agreement dated December 29, 1993, as amended by First Amendment to Lease effective as of November 30, 1995 (the "Lease"). A Memorandum of Lease dated January 20, 1995 was filed for record and recorded on the 30th day of January, 1995 at 9:40 a.m. in Book No. E-5, Page 467, Tunica County, Mississippi;

     WHEREAS, the description of the Leased Premises as set forth on Exhibit A of the Lease did not adequately define the boundary between land owned by Lessee and land owned by Lessor;

     WHEREAS, on November 14, 1996, Lessor and Lessee entered into that certain Quit Claim Deed and Easement Agreement ("Quit Claim") which Quit Claim was filed for record on the 12th day of December, 1996 in Book No. K5, Page 017, Tunica County, Mississippi, which Quit Claim, among other things, clarifies the legal description of the Leased Premises; and

     WHEREAS, the parties now desire to amend the Lease in order to accurately describe the Leased Premises.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto, intending to be legally bound, hereby agree to amend the Lease as follows:

     1. LEASED PREMISES. Exhibit A to the Lease is hereby deleted in its entirety and substituted with the Exhibit A attached hereto and made a part hereof.

     2. CONTINUING EFFECT. Except as modified by this Second Amendment to Lease, all other terms and conditions of the Lease remain in full force and effect.

     3.    EXECUTION AND COUNTERPARTS.   This Second Amendment to Lease may be
           executed in counterparts, each of which shall constitute an original although not fully


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           executed, but all of which when taken together, shall constitute but one agreement.

     4. Capitalized terms used herein and not otherwise defined, shall have the meaning ascribed thereto in the Lease.




     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Lease to be executed as of the date first above written.


                              BOARD OF LEVEE COMMISSIONERS FOR
                              THE YAZOO-MISSISSIPPI DELTA



                              By:  /s/  B. Sykes Sturdivant
                                   -------------------------------
                                   B.SYKES STURDIVANT
                                   PRESIDENT


                              BL DEVELOPMENT CORP.
                              A MINNESOTA CORPORATION


                              By:  /s/  Thomas Brosig
                                   -------------------------------
                                   THOMAS BROSIG
                                   PRESIDENT


                                     2
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STATE OF MISSISSIPPI     )
                         ) ss.
COUNTY OF COAHOMA        )

     This day personally appeared before me, the undersigned authority of law in and for said County and State, B. SYKES STURDIVANT known personally to me to be the PRESIDENT of the Board of Levee Commissioners for the Yazoo-Mississippi Delta, who acknowledged that he signed and delivered the above and foregoing instrument of writing on the day and year therein set forth, as the act and deed of the Board of Levee Commissioners of the Yazoo-Mississippi Delta, he being duly authorized in the premises.

     Given under my hand and official seal on this  3  day of MARCH, 1999.



                                   /s/  Kim B. Easley
                                   --------------------------------------
                                   Notary Public

                                   My Commission Expires: July 28, 2000
                                                         ----------------


STATE OF MISSISSIPPI     )
                         ) ss.
COUNTY OF COAHOMA        )

     This day personally appeared before me, the undersigned authority of law in and for said County and State, THOMAS BROSIG known personally to me to be the PRESIDENT of BL Development Corp., a Minnesota corporation, who acknowledged that he signed and delivered the above and foregoing instrument of writing on the day and year therein set forth, as the act and deed of BL Development Corp., he being duly authorized in the premises.

     Given under my hand and official seal on this 8TH day of  MARCH, 1999.



                                   /s/  Mary E. McMichael
                                   -----------------------------------------
                                   Notary Public

                                   My Commission Expires: November 21, 2000
                                                          ------------------

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                                      EXHIBIT A

                                   LEASED PREMISES

     All that tract or parcel of land lying and being in Sections 5 and 6, Township 3 South, Range 10 West, Tunica County, Mississippi, as shown on that certain plat prepared by Lowe Engineers, LLC (William J. Daniel III, MS PLS No.
2031) entitled Boundary Survey for Hilton Hotels Corporation dated 20 November 1998 and being more particularly described as follows:

Commencing from a concrete post at the North Quarter Corner of Section 5, Township 3 South, Range 10 West, Tunica County, Mississippi;

Thence North 84DEG. 03' 37" West 1587.37 feet to the Levee Centerline at Station 18/0+00;

Thence South 33DEG. 27' 20" West 5025.49 feet to the Levee Centerline Station 18/50+30;

Thence North 16DEG.  44' 16" East 458.21 feet to the Point of Beginning;

Thence North 55DEG. 19' 26" West 372.12 feet to the Riverside Levee Board Boundary;

Thence North 22DEG.  55' 00" East 104.78 feet to a point;

Thence North 27DEG.  55' 00" East 199.65 feet to a point;

Thence North 22DEG.  25' 00" East 894.76 feet to a point;

Thence North 20DEG.  25' 00" East 595.98 feet to a point;

Thence North 16DEG.  40' 00" East 691.96 feet to a point;

Thence North 08DEG.  56' 07" East 48.39 feet to a point;

Thence South 82DEG.  38' 44" East 325.42 feet to a point;

Thence North 39DEG.  40' 24" East 709.75 feet to a point;

Thence South 55DEG.  07' 30" East 641.48 feet to a point;

Thence South 34DEG. 44' 25" West 3308.66 feet to the Point of Beginning and containing 49.88 acres. All property herein described being in Sections 5 and 6, Township 3 South, Range 10 West, Tunica County, Mississippi.


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